Exhibit 10.1

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) made this 2nd day of September, 2004 by and among AIR INTERNATIONAL INCORPORATED, a Delaware corporation (“Seller”), and AVANTAIR, INC., a Nevada corporation (“Buyer”).

Recitals

WHEREAS, Seller is the lessee under that certain Lease Agreement with Renewal Option (the “Lease”) dated July 8, 1986 between Seller and Pinellas County, Florida (the “County”), as landlord, for certain real property (“Leased Premises”) and is the owner of certain improvements located on the Leased Premises, including without limitation, aircraft hangars, storage facilities, offices, shops, leasehold improvements, aircraft parking areas and automobile parking areas (“Improvements”), and is the owner of certain subleases (“Subleases” and collectively with the Lease and Improvements, the “Assets”) in the County at the St. Petersburg-Clearwater International Airport (the “Airport”); and

WHEREAS, Seller has agreed to sell and assign to Buyer, and Buyer has agreed to purchase and assume from Seller, all of Seller’s right, title and interest in the Assets on the terms set forth herein.

Agreement

NOW THEREFORE, in consideration of the premises and the mutual covenants and promises hereinafter contained, the parties hereto do hereby agree as follows:

1. Sale of Assets Purchase Price. For the consideration hereinafter described and subject to the terms and conditions contained in this Agreement, Seller hereby agrees to sell, assign, transfer and deliver to Buyer, and Buyer hereby agrees to purchase from Seller, free and clear of any and all liens and encumbrances, except Permitted Encumbrances (as hereinafter defined), the Assets for a total purchase price of Eight Hundred Thousand and No/100 Dollars ($800,000.00) (the “Purchase Price”). On the execution of this Agreement, Buyer shall deposit with Maynard, Cooper & Gale, P.C. (“Escrow Agent”) the sum of Twenty-Five Thousand and 00/100 Dollars ($25,000) (“Earnest Money”). In the event the Agreement is terminated by Buyer pursuant to Sections 4 or 5(b), the Earnest Money shall be refunded to Buyer. If the transaction proceeds to Closing (as defined below), the Earnest Money and the balance of the Purchase Price shall be paid by wire transfer to Seller at Closing. As used herein, the term “Permitted Encumbrances” shall mean that certain Sublease Agreement between Seller and Southeast Airlines, Inc. (“Sublessee”) dated March 28, 2000, as amended and extended, and any and all subleases thereunder (collectively, the “Sublease Agreement”) and all utility easements, rights of way, rights of access and other standard easements and agreements affecting the Leased Premises and recorded in the Public Records of the County, which nevertheless do not preclude or impair the use of the Leased Premises as currently operated.

2. Seller Representations, Warranties and Covenants. Seller represents and warrants to, and covenants with, Buyer as follows:

(a) Organization, etc. Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware and is authorized to transact business in the State of Florida.

(b) Authority, etc. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions. With the exception of the consent of the County required pursuant to Section 13 of the Lease, Seller need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions provided for in this Agreement.

(c) No Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions provided for herein, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which Seller is subject or any provision of its organizational documents.

(d) Broker Fees. Seller has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions provided for in this Agreement for which Buyer could become liable or obligated.

(e) Ownership of Seller. PEMCO Aeroplex, Inc., an Alabama corporation (“Shareholder”), is the sole shareholder of Seller. Neither the Seller nor the Shareholder have entered into any agreement for the sale, transfer or encumbrance of any of the stock of Seller or the sale of Assets other than this Agreement and that certain Asset Purchase Agreement dated February 24, 2004 with Offshore Flight Support, Inc., which agreement has been terminated by Seller. The transaction contemplated by this Agreement will constitute a sale of substantially all of the assets of Seller, and Seller shall provide the consent of the Shareholder hereto.

(f) Litigation and Legal Matters. Seller has no actual knowledge of any claims, actions, demands, suits, proceedings or inquiries of, by or before any governmental authority pending or threatened against or affecting the Seller or the Assets that would have a material adverse effect on the Assets.

(g) Lease; Sublease. Seller owns a leasehold interest in the Leased Premises pursuant to the Lease. Seller does not own, and cannot convey to Buyer, any other interest in the Leased Premises. The Lease is in full force and effect and there is no default by the Seller or the County thereunder, nor does the Seller have any actual knowledge of the occurrence of any event which but for the passing of time would create a default. All rents and other amounts due and owing under the Lease have been paid through July, 2004. With the exception of the Sublease Agreement, the Seller has not sold, subleased, assigned or granted any rights in or to any portion of the Assets, including the Improvements or the Lease, to any third party. Sublessee and its subtenants are in current possession of the Leased Premises. The Sublease is in full force and effect and there is no current default by Seller thereunder except as provided herein. All rents and other amounts due and owing under the Sublease have been paid through April, 2004. Sublessee currently is in default for payment of rents from May, 2004 through the present in the amount of $118,140.47 (the “Delinquent Rents”). Seller has not waived or forgiven, and will not waive or forgive, any default by Sublessee under the Sublease, and all Delinquent Rents are due to be paid in full under the Sublease. The Delinquent Rents existing as of the date of closing shall be the property of the Seller, and the Seller shall have the right of collection of the Delinquent Rents. The next monthly rents paid to the Buyer subsequent to Closing under the Sublease shall be the property of the Buyer, and the Buyer shall not be deemed to be collecting Delinquent Rents for the benefit of the Seller.

(h) Personal Property; Improvements. Seller has no knowledge of any personal property or Improvements owned by Seller and located on or at the Leased Premises and used in connection with the Lease (collectively, “Personal Property”). To the extent any such Personal Property exists, Seller makes no representations or warranties regarding the same and hereby expressly disclaims all such representations and warranties, including without limitation, any warranty of title. Notwithstanding, Seller agrees to quitclaim to Buyer all of its right, title or interest in and to any such Personal Property at Closing.

(i) Insurance. The Assets currently are insured under a group policy covering Seller and its affiliates. The Seller will maintain in full force and effect through the Closing Date the insurance on the Assets now in place, and prior to Closing Seller will bear the risk of loss of the Assets. Such insurance coverage will be terminated effective as of the Closing Date, and Buyer acknowledges and agrees that the Buyer will be required to purchase separate insurance coverage for the Assets thereafter.

(j) Employees. The Seller does not have any employees and does not maintain any employee benefit, pension or similar plans.

(k) Property Taxes. Seller has paid or caused to be paid, and will pay, all property taxes related to the Assets for all periods prior to the Closing Date. To the extent Buyer shall become liable for payment of any property taxes assessed against the Assets or the Lease for any period of time prior to and including the Closing Date, Buyer shall notify Seller of the same in writing prior to the due date. Seller shall pay any such taxes as and when due and provide to Buyer evidence of such payment.

(l) Disclaimer of Representations and Warranties. Other than the representations and warranties expressly set forth in this Section 2, SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, WITH RESPECT TO SELLER, ANY OF ITS ASSETS (INCLUDING WITHOUT LIMITATION THE LEASE OR THE LEASED PREMISES AND THE ENVIRONMENTAL CONDITION THEREOF), LIABILITIES (WHETHER KNOWN OR UNKNOWN) OR OPERATIONS, INCLUDING WITHOUT LIMITATION WITH RESPECT TO MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR HABITABILITY, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

3. Buyer Representations, Warranties and Covenants. Buyer represents and warrants to, and covenants with, Seller as follows:

(a) Organization, etc. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is authorized to transact business in the State of Florida.

(b) Authority, etc. Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions. Buyer need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions provided for in this Agreement.

(c) No Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions provided for herein, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which Buyer is subject or any provision of its organizational documents.

(d) Broker Fees. Buyer has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions provided for in this Agreement for which Seller could become liable or obligated.

(e) Acknowledgment. Buyer hereby expressly acknowledges and agrees that, except to the extent specifically set forth in Section 2, Buyer is purchasing the Assets, including without limitation, the Lease and the Seller’s leasehold interest in and to the Leased Premises, on an “AS-IS, WHERE-IS, WITH ALL FAULTS” basis, and no other representation or warranty shall be implied at law or in equity. In addition, Buyer expressly acknowledges that (i) aircraft servicing, maintenance, repair, refurbishing, painting and manufacturing operations have been conducted on the Leased Premises, (ii) such operations may have included the use, storage, disposal or release of hazardous substances by the Seller or others, and (iii) Seller is making no representation or warranty as to the environmental condition of the Leased Premises. Seller has provided to Buyer a copy of the Phase I and Phase II Environmental Site Assessment of the Leased Premises prepared by EPAC Environmental Services, Inc. dated September 6, 2002 as Project #2025881 (the “ESA”). Buyer acknowledges and agrees that the ESA identifies certain environmental concerns related to the Leased Premises and that Buyer must, during the Due Diligence Period, satisfy itself as to the environmental condition of the Leased Premises and the Leased Premises’s compliance with all applicable environmental laws. Notwithstanding the foregoing, it is understood and agreed that the Buyer does not assume the liability or responsibility for any environmental condition existing as of the date of Closing and shall not be responsible for any remediation or obligation to any local, state or federal governmental authority or agency. The ESA shall be the benchmark for any and all environmental conditions existing on the Leased Premises as of the date of Closing.

4. Buyer’s Due Diligence Investigations. Beginning on the date of this Agreement and for a period of thirty (30) days thereafter (the “Due Diligence Period”), Seller will, at reasonable times during normal business hours:

(A) afford Buyer and its Representatives full and free (but at all times reasonable) access to the Seller’s personnel, properties, contracts, books and records, and other documents and data relating to the Lease, the Sublease, the Improvements and the operation of the Leased Premises; and

(B) furnish Buyer with copies of all such contracts, books and records, and other existing documents and data relating to the Lease, the Sublease, the Improvements and the Leased Premises as Buyer may reasonably request; provided, however, that Buyer shall reimburse to Seller all reasonable expenses incurred in providing such copies; and

(C) furnish Buyer with such additional financial, operating, and other data and information in Seller’s possession relating to the operation of the Leased Premises, the Lease or the Sublease and the Improvements as Buyer may reasonably request; and

(D) allow Buyer to obtain such surveys, title searches, environmental assessments, appraisals, lien searches, inventories of Personal Property, if any, and any other investigative reports or studies deemed necessary by Buyer to determine and satisfy itself as to the condition of the Lease, the Leased Premises and any other Assets.

In the event Buyer desires to take physical soil or ground water samples from or at the Leased Premises, Buyer shall notify Seller and provide to Seller the opportunity to have its representative present for such testing. Buyer acknowledges and agrees that in connection with any on-site inspections and investigations of the Leased Premises, Buyer shall comply with all security and other rules and regulations of the County, the FAA, the TSA and any other governmental or regulatory agency with jurisdiction over the Airport. Buyer shall have the right to terminate this Agreement if the result of Buyer’s due diligence investigation is unsatisfactory in Buyer’s reasonable discretion, in which event Buyer shall deliver written notice of such termination to Seller on or before the end of the Due Diligence Period. If Buyer does not terminate this Agreement prior to the end of the Due Diligence Period, Buyer shall be deemed to have satisfactorily concluded its due diligence investigations, and the parties shall proceed to the Closing (as defined below).

5. Final Closing.

(a) Closing. The purchase and sale of the Assets to be sold and purchased (the “Closing”) will take place at the offices of Seller’s counsel in Birmingham, Alabama, within fifteen (15) days after the end of the later of (i) the last day of the Due Diligence Period, or (ii) the date on which the County executes and delivers the Consent and Release (as defined below), or such other place, date and time as shall be agreed upon in writing by the parties hereto (the later of such dates being the “Closing Date”). Notwithstanding the forgoing, if Buyer has not terminated this Agreement pursuant to Section 4 or Section 5(b) of this Agreement and the Closing does not occur within thirty (30) days after the last day of the Due Diligence Period, then this Agreement shall terminate and the Earnest Money shall be paid to Seller.

(b) Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions provided for herein are, at the option of Buyer, subject to the satisfaction of the following conditions at or before the Closing Date:

(i) the representations and warranties made by Seller in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date; and

(ii) Seller shall have complied in all material respects with its covenants under this Agreement; and

(iii) Seller shall have executed (or caused to be executed) and delivered to Buyer the following:

(A) the Assignment and Assumption of Lease in the form set forth in Schedule 5(b)(iii)(A)) hereto;

(B) the Closing Certificate in the form set forth in Schedule 5(b)(iii)(B) executed by Seller representing and warranting to Buyer that each of Seller’s representations and warranties in this Agreement was accurate in all respects when made and is accurate in all respects as of the Closing Date as if made on the Closing Date;

(C) the Quitclaim Bill of Sale and Assignment for any Personal Property owned by Seller and located at the Leased Premises in the form set forth in Schedule 5(b)(iii)(C); and

(D) a copy of corporate resolution of Seller and Shareholder authorizing transaction.

(c) Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions provided for herein are, at the option of Seller, subject to the satisfaction of the following conditions at or before the Closing Date:

(i) the representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date; and

(ii) Buyer shall have executed, if applicable, and delivered to Seller the following:

(A) the Purchase Price;

(B) the Assignment and Assumption of Lease;

(C) the Closing Certificate in the form set forth in Schedule 5(c)(ii)(C) executed by Buyer representing and warranting to Seller that each of Buyer’s representations and warranties in this Agreement was accurate in all respects when made and is accurate in all respects as of the Closing Date as if made on the Closing Date;

(D) a copy of corporate resolution of Buyer authorizing transaction; and

(iii) Buyer shall have obtained, at Buyer’s sole cost and expense, the consent of the County to the assignment of the Lease, and a release of Seller and Shareholder, as successor to Hayes International Corporation, as guarantor of the Lease (the “Consent and Release”). Such Consent and Release from the County shall be in substantially the form set forth in Schedule 5(c)(iii) or in such other form and substance acceptable to Seller and Shareholder. Buyer or the County shall have delivered to Seller an executed original of the Consent and Release. Seller and Shareholder agree, at no expense to Seller and Shareholder, to cooperate with Buyer in obtaining the Consent and Release from the County.

6. Indemnification and Claim Procedures.

(a) Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution of this Agreement and the sale of the Assets contemplated hereby for a period of six (6) months.

(b) Indemnification Provisions for Benefit of Buyer. In the event that Seller breaches any of its representations or warranties contained herein, provided that Buyer makes a written claim for indemnification against Seller within the survival period set forth in subsection (a) above, then Seller agrees to indemnify, defend and hold Buyer harmless from and against any Adverse Consequences (as defined below) that Buyer shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences that Buyer shall suffer after the end of any applicable survival period) caused proximately by such breach. Notwithstanding anything to the contrary contained herein, in no event shall Seller’s aggregate liability (if any) under this Section 6 exceed the Purchase Price. For purposes of this Agreement, the term “Adverse Consequences” shall mean any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, liabilities, obligations, taxes, liens, losses, expenses and fees, including court costs and attorney fees and expenses.

(c) Indemnification Provisions for Benefit of Seller. In the event that Buyer breaches any of its representations or warranties contained herein, provided that Seller makes a written claim for indemnification against Buyer within the survival period set forth in subsection (a) above, then Buyer agrees to indemnify, defend and hold Seller harmless from and against any Adverse Consequences that Seller shall suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences that Seller shall suffer after the end of any applicable survival period) caused proximately by the breach.

(d) Indemnification Procedures.

(i) If any third party shall notify any party to this Agreement (the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) that may give rise to a claim for indemnification against any other party hereto (the “Indemnifying Party”) under Sections 6 or 7, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing.

(ii) Any Indemnifying Party will have the right at any time to assume and thereafter conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party will not, and shall not have any authority to consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, unless (A) the judgment or proposed settlement involves only the payment of money damages, (B) the judgment or proposed settlement does not impose an injunction or other equitable relief upon the Indemnified Party, and (C) the Indemnifying Party has sufficient assets to satisfy any such judgment or proposed settlement.

(iii) Unless and until an Indemnifying Party assumes the defense of a Third Party Claim as provided in Section 6(d)(ii) above, however, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate.

(e) Exclusive Remedy. Buyer and Seller agree that the foregoing indemnification and reimbursement provisions contained in this Section 6 shall be the sole and exclusive remedy of Buyer with respect to the transactions provided for herein.

7. Release and Indemnity.

(a) Except as set forth in Section 6(b) hereof, Buyer, on behalf of itself, its representatives, successors, assigns, heirs, officers, directors, stockholders, parents, and affiliates, does hereby waive, release, and discharge any and all rights, claims, demands or liabilities, known or unknown, against Seller or its representatives, successors, assigns, officers, directors, partners, parents, Shareholder and affiliates (the “Seller Parties”) that arise, directly or indirectly, from or in connection with or relate in any way to:

(i) the Assets,

(ii) Seller,

(iii) the Lease or the Sublease,

(iv) Seller’s business,

(v) the condition of the Leased Premises (including but not limited to the environmental condition thereof),

(vi) the generation, storage, use, release or disposal of any hazardous substance, on or around the Leased Premises, and

(vii) any matter with the scope of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended, the Occupational Safety and Health Act, as amended, or any other Environmental, Health and Safety Requirement (as defined below)

(collectively, but not in limitation of the generality of the foregoing, the “Claims”).

“Environmental, Health and Safety Requirements” shall mean any and all past, present and future federal, state, local or foreign statutes, laws (including the common law), rules, regulations or ordinances concerning or relating to public health and safety, worker health and safety, pollution, or the environment, including without limitation all of those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, remediation or cleanup of any hazardous materials, substances or waste.

(b) It is the intention of Buyer that the release set forth in Section 7(a) above shall be effective as a bar to each and every Claim released hereby. Buyer recognizes that, absent this

Agreement, it may have some Claim against the Seller Parties of which Buyer, as the case may be, is totally unaware and unsuspecting, which it is giving up by execution of this Agreement. It is the intention of Buyer in executing this Agreement that it will deprive Buyer of each such Claim and prevent it from asserting it against any of the Seller Parties.

(c) Buyer hereby unconditionally agrees to indemnify, defend, and hold harmless Seller from and against any and all Adverse Consequences arising, directly or indirectly, from or in connection with or related in any way to the Claims. Any indemnification claim made under this subsection shall be governed by the terms of Section 6(d).

8. Operation of the Business of the Seller. Between the date of this Agreement and the earlier of the termination date or Closing Date, Seller will:

(a) conduct the business of the Seller only in the ordinary course of business;

(b) use its best efforts to preserve intact the current business organization of the Seller and keep available the services of the current officers and agents of the Seller, and maintain the relations and good will with Sublessee; and

(c) confer with Buyer concerning operational matters of a material nature.

9. Expenses. Buyer and Seller will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions provided for herein. Seller shall be responsible for the payment of any transfer taxes for the conveyance of the Lease.

10. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Seller:	Air International Incorporated
c/o PEMCO Aviation Group, Inc.
1943 50th Street North
Birmingham, Alabama 35212
Attn: Mr. John Lee, Sr. V.P. and CFO
Facsimile No.: (205) 510-4889

copy to:	Maynard, Cooper & Gale, P.C.
1901 Sixth Avenue North
2400 AmSouth/Harbert Plaza
Birmingham, Alabama 35203
Attn: Stephen W. Stallcup, Esq.
Facsimile No.: (205) 254-1999

Buyer:	Avantair, Inc.
Kevin V. McKamey
Regional Vice President
Attn:
Facsimile No.: 727-539-0072

copy to:	____________________________
____________________________
____________________________
Attn: _______________________
Facsimile No.: ________________

11. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the federal or state courts of the County, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

12. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

13. Waiver. Except as expressly provided herein, the rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

14. Confidentiality. Buyer and Seller will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from the other party or the Shareholder in connection with this Agreement or the contemplated transaction, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the contemplated transaction, including, without limitation, the consent of the County, or (c) the furnishing or use of such information is required by legal proceedings. If the contemplated transaction is not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

15. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

16. Assignments, Successors and No Third-Party Rights. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties; provided however, Seller hereby consents to the assignment by Buyer of its rights under this Agreement to any entity that is affiliated with Buyer and approved by the County in the Consent and Release. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

17. Governing Law. This Agreement shall be construed under and enforced in accordance with the laws of the State of Florida, without regard to conflicts of laws principles.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

19. Headings. The headings of the Sections in this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement.

20. Severability. A judicial or administration declaration in any jurisdiction on the invalidity of any one or more of the provisions hereof shall not invalidate the remaining provisions of this Agreement in that jurisdiction. Further, such declaration shall not have any effect upon the validity or interpretation of this Agreement outside of that jurisdiction unless the removal of the invalid or unenforceable provision would substantially defeat the basic intent, purpose or spirit of this Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

“Seller”
Air International Incorporated,
a Delaware corporation

By:	/s/ John R. Lee
Name:	John R. Lee
Its:	CFO

“Buyer”

Avantair, Inc.
a Nevada corporation

By:	/s/ Kevin V. McKamey
Name:	Kevin V. McKamey
Its:	Regional V.P. Avantair, Inc.

SCHEDULE 5(b)(iii)(A)

STATE OF FLORIDA	)
PINELLAS COUNTY	)

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (“Assignment”) is made as of the              day of                     , 2004, by and between Air International Incorporated, a Delaware corporation (“Seller”), and Avantair, Inc., a Nevada corporation (“Buyer”).

WITNESSETH:

WHEREAS, Buyer and Seller have entered into that certain Asset Purchase Agreement dated as of                          , 2004 (the “Agreement”) pursuant to which Seller agreed to transfer and assign to Buyer, and Buyer agreed to assume from Seller, all of Seller’s right, title and interest in, to and under that certain Lease Agreement with Option to Renew dated (the “Lease”) dated July 8, 1986 between Seller and Pinellas County, Florida (the “County”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

NOW, THEREFORE, for and in consideration of the Purchase Price and the representations, warranties and covenants contained in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller does hereby, by these presents, convey, set over and assign to Buyer all right, title and interest in to and under and to the Lease.

Buyer hereby accepts the assignment by Seller of all of its right, title and interest in, to and under the Lease, and hereby assumes and agrees to fully and faithfully observe, perform and fulfill all obligations and liabilities of Buyer under the terms of the Lease beginning on the date hereof.

This Assignment shall insure to the benefit of Seller and Buyer and their respective successors and assigns. This Agreement may be executed in multiple original counterparts, each which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Assignment is subject to the consent of the County, and Seller shall deliver such consent simultaneously with the execution and delivery of this Assignment.

Unless expressly set forth herein to the contrary, this Assignment is subject to and is to be construed according to the terms of the Agreement, including, without limitation, the disclaimer of warranties set forth therein.

IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of                     , 2004.

“Seller”

Air International Incorporated,
a Delaware corporation

By:
Name:
Its:

“Buyer”

Avantair, Inc.
a Nevada corporation

By:
Name:
Its:

STATE OF ALABAMA	)
COUNTY OF JEFFERSON	)

The foregoing instrument was acknowledged before me this      day of                     , 2004, by                                 , as                                  of Air International Incorporated, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced                                  (state) driver’s license no.                                  as identification.

My Commission Expires:
NOTARY PUBLIC (Signature)

(AFFIX NOTARY SEAL)	(Printed Name)

(Title or Rank)

(Serial Number, if any)

STATE OF FLORIDA )
COUNTY OF )

The foregoing instrument was acknowledged before me this      day of                     , 2004, by                                 , as                                  of Avantair, Inc., a Nevada corporation, on behalf of the corporation. (S)he is personally known to me or has produced                                  (state) driver’s license no.                                  as identification.

My Commission Expires:
NOTARY PUBLIC (Signature)

(AFFIX NOTARY SEAL)	(Printed Name)

(Title or Rank)

(Serial Number, if any)

SCHEDULE 5(b)(iii)(B)

CLOSING CERTIFICATE

(Seller)

The undersigned, Air International Incorporated, a Delaware corporation (“Seller”), hereby certifies that the representations and warranties of Seller contained in that certain Asset Purchase Agreement dated as of                          , 2004 (the “Agreement”), by and between AVANTAIR, INC. a Nevada corporation (“Buyer”), and Seller, are true, correct and complete, which representations and warranties of Seller (i) are incorporated herein as though set out in full herein and (ii) are deemed to be made again by Seller as of the date of this certificate.

This certificate is given by Seller to the Buyer pursuant to Section 5(b)(iii)(B) of the Agreement with the understanding that all matters referenced above are material to the decision of the Buyer to close the sale and purchase contemplated by the Agreement on the date of this certificate and the Buyer is acting in reliance thereon.

Dated as of                     , 2004.

Air International Incorporated

By:
Name:
Its:

SCHEDULE 5(b)(iii)(C)

QUITCLAIM BILL OF SALE AND ASSIGNMENT

THIS QUITCLAIM BILL OF SALE AND ASSIGNMENT is made as of the      day of                     , 2004, by Air International Incorporated, a Delaware corporation (“Seller”), in favor of Avantair, Inc., a Nevada corporation (“Buyer”).

WITNESSETH:

WHEREAS, the Seller and Buyer have entered into that certain Asset Purchase Agreement dated as of                          , 2004 (the “Agreement”) pursuant to which Seller agreed to quitclaim to Buyer, and Buyer agreed to assume from Seller, all of Seller’s right, title and interest in, to any leasehold improvements and personal property, if any, owned by Seller, located at the Leased Premises and used in connection with the Lease, including without limitation, aircraft hangars, storage facilities, offices, shops, leasehold improvements, aircraft and automobile parking areas and Improvements (collectively, the “Personal Property”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

NOW, THEREFORE, for and in consideration of the Purchase Price and the representations, warranties and covenants contained in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller does hereby, by these presents, quitclaim, release and set over to Buyer all of Seller’s right, title and interest in and to the Personal Property in its “AS IS, WHERE IS, WITH ALL FAULTS” condition.

Unless expressly set forth herein to the contrary, this Quitclaim Bill of Sale and Assignment is subject to and is to be construed according to the terms of the Agreement, including, without limitation, the disclaimer of warranties set forth therein.

TO HAVE AND TO HOLD, all and singularly the said Personal Property unto Buyer, its successors and assigns, to its own use and benefit forever.

IN WITNESS WHEREOF, the duly authorized signature of the Seller has been affixed to this Quitclaim Bill of Sale as of the date first written above.

Air International Incorporated

By:
Name:
Its:

SCHEDULE 5(c)(ii)(C)

CLOSING CERTIFICATE

(Buyer)

The undersigned Avantair, Inc., a Nevada corporation (“Buyer”), hereby certifies that the representations and warranties of Buyer contained in that certain Asset Purchase Agreement dated as of                          , 2004 (the “Agreement”), by and between Air International Incorporated, a Delaware corporation (“Seller”), and Buyer, are true, correct and complete, which representations and warranties of Buyer (i) are incorporated herein as though set out in full herein and (ii) are deemed to be made again by Buyer as of the date of this certificate.

This certificate is given by Buyer to the Seller pursuant to Section 5(c)(ii)(B) of the Agreement with the understanding that all matters referenced above are material to the decision of the Seller to close the sale and purchase contemplated by the Agreement on the date of this certificate and the Seller is acting in reliance thereon.

Dated as of                     , 2004.

Avantair, Inc.

By:
Name:
Its:

SCHEDULE 5(c)(iii)

CONSENT OF LANDLORD TO ASSIGNMENT OF

LEASE AGREEMENT WITH RENEWAL OPTION AND

RELEASE OF GUARANTOR

Pinellas County, Florida, a political subdivision of the State of Florida (“Landlord”) hereby (i) acknowledges and consents to the assignment of the Lease Agreement with Renewal Option dated July 8, 1986 (the “Lease”) by and between Landlord and Air International Incorporated, a Delaware corporation (“Seller”), to                                 , a(n)                                  (“Buyer”), (b) releases and forever discharges Seller from any and all liabilities and obligations imposed on Seller under or in connection with the Lease, the leased premises and the improvements constructed thereon arising after the date of the assignment to Buyer, (c) releases and forever discharges Seller and its affiliates, as successor to Hayes International Corp., as the Guarantor under the Lease, and (d) confirms that all payments due under the Lease to date have been paid and that no default on the part of Seller exists under the Lease.

The new notice address for Buyer, as tenant, pursuant to Section 34 of the Lease is as follows:

______________________________
Attn:__________________________
______________________________
______________________________
Phone:_________________________
Fax:___________________________

IN WITNESS WHEREOF, the Landlord has executed this instrument by its duly authorized representative as of the      day of                     , 2004.

PINELLAS COUNTY, FLORIDA
Attest:

_____________________________________	By:
Title:_________________________________	Name:
Title: